EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

Pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, I, John D. Thompson, Vice President, Chief Financial Officer and Treasurer, certify that:

1.  I have read this quarterly report on Form 10-Q of Nextel Partners, Inc.;

2.  To my knowledge, this report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

3.  To my knowledge, the information in this report fairly presents, in all material respects, the financial condition and results of operations as of June 30, 2003.

Date: August 14, 2003	/s/ John D. Thompson
John D. Thompson
Vice President, Chief Financial Officer and Treasurer

A signed original of this certification required by Section 906 has been provided to Nextel Partners, Inc. and will be retained by Nextel Partners, Inc. and furnished to the Securities and Exchange Commission or its staff upon request. This certification is accompanying the Form 10-Q solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form 10-Q or as a separate disclosure document.